1 CITI 2014 GLOBAL PROPERTY CEO CONFERENCE

2 STRATEGIC AREAS OF FOCUS • Peer-leading operating cost control • Below-average turnover • Above-average property operating results over cycle • Diversified across markets and price points to reduce volatility • Disciplined capital recycling to upgrade portfolio • Peer-leading growth in average revenue per apartment home • Redevelopment is a core business activity • Robust pipeline of redevelopment opportunities within existing portfolio • Occasional development when warranted by risk-adjusted returns • Quantity of leverage in-line with peers and declining; quality of leverage is superior • Growing unencumbered pool adds flexibility • Working toward investment grade rating • Focus on ownership and operation of apartment communities • Add value through operational excellence and redevelopment • High level of transparency, high quality of earnings, limited non-recurring income • We live our values, foster a culture of success and work collaboratively every day to achieve our goals PROPERTY OPERATIONS PORTFOLIO MANAGEMENT REDEVELOPMENT & DEVELOPMENT BALANCE SHEET BUSINESS & CULTURE

3 High customer service, lower turnover philosophy  Greater NOI contribution: Renewal lease rate increases are generally higher than new lease rate increases; renewals avoid costs associated with higher vacancy, refurbishment and marketing.  More predictable operating results: Renewal lease rate increases are less volatile; operating costs more predictable.  Focus on efficient operations: Over the past five years, the compound annual growth rate for Aimco’s property operating expenses before taxes, insurance, and utilities is below zero. Aimco expects property operating expenses before taxes, insurance, and utilities to be flat to up 1% in 2014. PROPERTY OPERATIONS * Peer group consists of AvalonBay, BRE, Camden, Equity Residential, Essex, Home Properties, MAA, Post Properties and UDR, except for 2014E, which excludes BRE as guidance was not provided. 4.9% 14.1% 14.2% 95 100 105 110 115 120 2007 2008 2009 2010 2011 2012 2013 2014E Same Store Expense Growth 2008 - 2014E Aimco Peer Avg CPI* Cumulative Growth

4 Strong operating performance  During the most recent cycle, from 2006 through 2012, the compound annual growth rate for Aimco’s property NOI of 3.7% is in line with peers*.  At the market level, Aimco’s operating results are above-average.  In 2013, 60% of Aimco’s NOI was earned in markets where Aimco competes with at least three other public apartment REITs.  Aimco was the leader in revenue growth in more than half of these nine common markets. PROPERTY OPERATIONS * Total Same Store peer group consists of AvalonBay, BRE, Camden, Equity Residential, Essex, Home Properties, Post Properties and UDR. Individual market peers vary based on geographic exposure. % Aimco NOI Revenue NOI Washington - NoVA - MD 16% 2 of 7 4 of 7 Los Angeles 12% 1 of 7 3 of 7 South Florida 9% 1 of 4 2 of 4 Boston 9% 5 of 5 3 of 5 San Diego 5% 5 of 7 6 of 7 Orange County 3% 1 of 7 1 of 7 San Francisco 3% 1 of 6 1 of 6 Suburban New York - New Jersey 3% 3 of 4 2 of 4 Orlando 1% 1 of 5 3 of 5 2013 Same Store Growth

PORTFOLIO MANAGEMENT

Maintaining diversification while moving to higher average price point

Geographic Diversification (% Conv NOI)



Mid Atlantic (27%)
Coastal California (24%)
Northeast (15%)
Midwest (12%)
Florida (11%, 75% Miami)
Sunbelt (11%)

- Los Angeles expected to outperform in 2014, helping to offset slower Mid Atlantic.
- Allocation to Coastal California increasing to ~33% in coming years as redevelopments come online.
- Avoid concentration risk by maintaining allocation to Midwest, Sunbelt and Miami.

Price Point Diversification (% Conv GAV)



A Quality (38%)
B/B+ Quality (37%)
C+ Quality (18%)
C Quality (7%)

- Future portfolio: ~40% A; ~40% B; ~20% high-rent C.
- Capital recycling combined with market rent growth increase average revenue per unit ~$100/year for the next several years, approaching $1,600 at the end of 2014.

Aimco defines asset quality as follows: "A" quality assets are those with rents greater than 125% of local market average; "B" quality assets are those with rents 90% to 125% of local market average; "C+" quality assets are those with rents less than 90% of local market average, but with rents greater than $1,100 per month; and "C" quality assets are those with rents less than 90% of local market average and with rents less than $1,100 per month. The chart above illustrates Aimco's Conventional Property portfolio quality based on 3Q 2013 data, the most recent period for which third-party data is available.

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PORTFOLIO MANAGEMENT

Methodical approach to investment selection

- Portfolio strategy executed through leverage-neutral, tax-efficient paired trades when: the projected Free Cash Flow IRR of an investment is greater than the projected Free Cash Flow IRR of the property sold; and portfolio quality is enhanced.
- Selective investments are made in markets where our current allocations are below our target (for example, Manhattan) and/or where we seek to upgrade our locations within a market (for example, Boston).

2012 – 2013 Paired Trade Activity

Sell Lowest Rated Properties	
Conventional properties	40
Affordable properties	60
Gross proceeds (Aimco share)	$1B
Net proceeds (Aimco share)	$0.5B
Avg revenue per apartment home	$863
Avg FCF IRR	6% - 7%

Reinvest in Higher-Rent Properties			
Property Upgrades		**Acquisitions**	
Investment	$86M	Partnership transactions	14
Avg FCF IRR	> 15%	Gross real estate value	$216M
		Avg FCF IRR	> 10%
Redevelopment/Development			
Total multi-year investment	~$820M	Properties acquired	6
Avg revenue per apartment home	$2,200	Gross real estate value	$181M
Avg FCF IRR	~ 10%	Avg revenue per apartment home	$1,490
		Avg FCF IRR	> 8%

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7 Average revenues per apartment home increasing at a greater rate than peers  Over the last ten years, the compound annual growth rate for Aimco’s Same Store average revenue per apartment home is 20% higher than the peer average and nearly three times that of market rent growth.  Aimco is the only apartment REIT whose Same Store revenue per apartment home increased in 2009 compared to 2008. On average, peer revenue per apartment home decreased 4.1% during that time.  Aimco's Same Store revenue per apartment home has never decreased when compared to the prior year.  Owning fewer apartment homes with higher rents and higher projected revenue growth increase Free Cash Flow and AFFO at a faster rate than NOI and FFO.  AFFO growth drives dividend growth. PORTFOLIO MANAGEMENT * Peer group consists of AvalonBay, BRE, Camden, Equity Residential, Essex, Home Properties, Post Properties and UDR. Results based on average revenue per apartment home for the fourth quarter of each year presented. Data Source: SNL Financial. 8% 5% 14% 100 110 120 130 140 150 160 170 180 2010 2011 2012 2013 2014E Earnings and Dividend Growth 2010 - 2014E AFFO per share FFO per share NOI CAGR 27% Dividend CAGR 6.5% 5.5% 2.3% 100 120 140 160 180 200 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Same Store Revenue per Apartment Home Growth 2004 - 2013 Aimco Peer Avg* REIS US-Top 50 CAGR

8 ~$2/share Core business activity creating shareholder value REDEVELOPMENT Redevelopment Five Properties Currently Under Redevelopment Inception-to-Date Investment $496M Total Estimated Investment $613M Remaining to Invest $117M 2014 Total Expected Redevelopment Investment $125M - $150M

9 Quantity of leverage is in line with peers, and declining  We achieved our target for lower leverage two years ahead of plan.  Aimco’s leverage of 7.2x reflects outstanding balances at 12/31/2013, but overstates the refunding risk of our leverage, as our property debt is amortizing and certain of our leverage is perpetual.  Our property debt balances at maturity are almost $1 billion lower than current balances as scheduled amortization is paid from retained earnings. BALANCE SHEET (1) Data Source: SNL Financial. Reflects 12/31/2013 debt balance and preferred balance, less cash, cash equivalents and restricted cash, divided by 4Q 2013 annualized recurring EBITDA. For Aimco, net debt represents Aimco’s share of property debt and any balance on the revolving credit facility, reduced by Aimco’s share of cash and investments in a securitization trust that holds only Aimco property loans. (2) Represents 12/31/2013 debt balance, reduced by scheduled amortization funded from retained earnings, divided by 4Q 2013 annualized recurring EBITDA. Also excludes perpetual preferred equity. (2)

10 Quality of leverage is superior BALANCE SHEET (1) Peer group consists of AvalonBay, BRE, Camden, Equity Residential, Essex, Home Properties, MAA, Post Properties and UDR. Data as of 12/31/2013. Data sources: SNL Financial, company reports. (2) Weighted average term to maturity assumes preferred stocks mature in 40 years. 20% 40% 60% 80% 100% Aimco Peer Wt Avg % Non-Recourse % Recourse 20% 40% 60% 80% 100% Aimco Peer Wt Avg % Fixed Rate % Fixed Rate Maturing w/in 1 Yr % Floating Rate - 1 2 3 4 5 6 7 8 9 10 Debt Debt + Preferred Aimco Peer Wt Avg (1) Weighted Average Term to Maturity (Years) (1) (1) (2) Ladder maturities of long-term, non- recourse, amortizing property loans with little or no near-term maturities and use perpetual preferred stock. Avoid recourse debt, use preferred stocks as our senior corporate security. Limit Entity Risk Use fixed-rate property loans and refinance nearer-term maturities to lock in current low rates. Limit Re-Pricing Risk Limit Refunding Risk  With superior quality and average quantity of leverage, Aimco’s balance sheet strength merits an investment grade rating.  We are seeking such a rating not to issue recourse debt, but for recognition of the safety of our balance sheet.

11 Integrity Respect CollaborationCustomer Focus Performance We live our values, foster a culture of success and work collaboratively BUSINESS & CULTURE Our Vision To be the best owner and operator of apartment communities, inspired by a talented team committed to exceptional customer service, strong financial performance, and outstanding corporate citizenship. This year, we celebrate 10 years of Aimco Cares, our philanthropic arm, created to assist team members, contribute to charitable organizations, and have a positive impact on the communities where we do business. THEDENVER POST 2013 Top Workplace in Colorado

12 This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding projected results and specifically: forecasts of 2014 financial and operating results; Aimco's development and redevelopment project investments, timelines and stabilized rents; projected returns on property upgrades, acquisitions, redevelopment and development projects; estimated value of 2014 unencumbered asset pool. These forward- looking statements reflect management’s judgment as of this date, and Aimco assumes no obligation to revise or update them to reflect future events or circumstances. These forward-looking statements include certain risks and uncertainties. Readers should carefully review Aimco’s financial statements and notes thereto, as well as the risk factors described in Aimco’s Annual Report on Form 10-K for the year ended December 31, 2013, and the other documents Aimco files from time to time with the Securities and Exchange Commission. This presentation does not constitute an offer of securities for sale. Future quarterly dividend payments are subject to determinations by Aimco's board of directors based on the circumstances at the time of authorization, and the actual dividends paid may vary from the currently expected amounts. FORWARD LOOKING STATEMENTS & OTHER INFORMATION